UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2005

DIGITAS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-29723	04-3494311
(Commission File Number)	(I.R.S. Employer Identification No.)

800 Boylston Street, Boston, Massachusetts	02199
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 867-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

On February 1, 2005, the Chairman and Chief Executive Officer of Digitas Inc., David W. Kenny, sold 1,500,000 shares of Digitas Inc. acquired through an exercise of his vested stock options. Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of the press release issued on February 1, 2005 announcing the sale.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 1, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAS INC.

By:	/s/ Ernest W. Cloutier
Ernest W. Cloutier
Secretary and General Counsel

Date: February 2, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 1, 2005